Exhibit 99

Form 5 - Joint Filer Information

Name [Ticker]:			AIMCO GP, Inc. [None]

Address:				4582 South Ulster Street Parkway,
Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:			Oxford Residential Properties
I Limited Partnership


Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary


Name [Ticker]:			AIMCO/Bethesda Holdings, Inc.
[None]

Address:				4582 South Ulster Street Parkway,
Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:			Oxford Residential Properties I
Limited Partnership

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary


Name [Ticker]:			AIMCO/Bethesda Holdings
Acquisitions, Inc. [None]

Address:				4582 South Ulster Street Parkway,
Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:			Oxford Residential Properties I
Limited Partnership

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary


Name [Ticker]:			ORP Acquisition Partners Limited
Partnership [None]

Address:				4582 South Ulster Street Parkway,
Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:			Oxford Residential Properties I
Limited Partnership

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary


Name [Ticker]:			ORP Acquisition, Inc. [None]

Address:				4582 South Ulster Street Parkway,
Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:			Oxford Residential Properties I
Limited Partnership

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary


Name [Ticker]:			Oxford Realty Financial Group,
Inc. [None]

Address:				4582 South Ulster Street Parkway,
Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:			Oxford Residential Properties I
Limited Partnership

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary